SUPPLEMENT DATED JULY 29, 2026
TO THE PROSPECTUS AND SUMMARY PROSPECTUSES EACH DATED MAY 1, 2026

AMERICAN GENERAL LIFE INSURANCE COMPANY
VARIABLE SEPARATE ACCOUNT
Polaris Platinum III Variable Annuity
Polaris Preferred Solution Variable Annuity
VARIABLE ANNUITY ACCOUNT SEVEN
Polaris Platinum O-Series Variable Annuity
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
Polaris Platinum Elite Variable Annuity

This supplement updates certain information in the Appendix A – Investment Options Available Under the Contract to the most recent prospectus, updating summary prospectus, and initial summary prospectus (collectively, the “Prospectus”).
Effective on or about July 29, 2026, the Current Expenses for below Underlying Funds have been updated as follows.
Underlying Fund Name	Share Class	New Current Expense
SA Allocation Aggressive Portfolio	Class 3	1.05%*
SA Allocation Balanced Portfolio	Class 3	1.03%*
SA Allocation Moderate Portfolio	Class 3	1.04%*
SA Allocation Moderately Aggressive Portfolio	Class 3	1.03%*
SA American Century Inflation Managed Portfolio	Class 3	0.93%
SA Franklin Allocation Moderately Aggressive Portfolio	Class 3	1.18%*
* This Underlying Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. For additional information, see the Underlying Fund prospectus available online at www.corebridgefinancial.com/ProductProspectuses or by calling (855) 421-2692.
Please keep this supplement with your Prospectus.